UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017

NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Merrimack Street, Lawrence, MA		01843
(Address of principal executive offices)		(Zip Code)

(978) 687-4700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On October 27, 2017, NxStage Medical, Inc. (the “Company”) held a special meeting of stockholders to consider and vote on the proposals set forth in the definitive proxy statement filed by the Company on September 22, 2017. The following is a summary of the matters voted on by the Company’s stockholders at the special meeting:
Proposal 1-Agreement and Plan of Merger: The Company’s stockholders voted to approve the Agreement and Plan of Merger, dated August 7, 2017, as it may be amended from time to time, by and among the Company, Fresenius Medical Care Holdings, Inc., a New York corporation (“Fresenius”), and Broadway Renal Services, Inc., a Delaware corporation and wholly-owned subsidiary of Fresenius (“Merger Sub”), pursuant to which Merger Sub would merge with and into the Company (the “Merger).
The number of shares of the Company’s common stock, par value $0.001 (“Shares”) cast in favor and against the proposal and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
47,636,736	1,880,412	1,117,699	0
Proposal 2-Advisory Vote on Executive Compensation: The Company’s stockholders voted to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger.
The number of Shares cast in favor and against the proposal and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
30,721,186	18,682,360	1,231,301	0

In connection with the special meeting, the Company also solicited proxies with respect to the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there were insufficient votes from the Company’s stockholders to approve Proposal 1.  As there were sufficient votes from the Company’s stockholders to approve Proposal 1, adjournment of the special meeting to solicit additional proxies was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the special meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NxStage Medical, Inc.

By: /s/ Jeffrey H. Burbank
Jeffrey H. Burbank
Chief Executive Officer
Date: October 27, 2017